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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 7, 2001


                      Vanderbilt Mortgage and Finance, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Tennessee
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         (State or other jurisdiction of incorporation or organization)


     333-75405-10                                        62-0997810
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(Commission File Number)                   (IRS Employer Identification No.)


                      Vanderbilt Mortgage and Finance, Inc.
                      500 Alcoa Trail
                      Maryville, TN  37804
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              (Address of principal executive offices and zip code)


        Registrant's telephone number, including area code: 865-380-3000


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          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         For the Remittance Date of May 7, 2001, The Chase Manhattan Bank, as Trustee, made the monthly distributions to the holders of the Vanderbilt Mortgage and Finance, Inc. Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2001-A.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

              The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

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

     Exhibit No.         Description                                      Page
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
        20               Monthly Report delivered by the Trustee to        3
                         Certificateholders in connection with the distributions on the Remittance Date specified in Item 5 above.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     VANDERBILT MORTGAGE AND FINANCE, INC.,
                                     as Servicer

                                     By:     /s/ David R. Jordan
                                             ---------------------------------
                                     Name:   David R. Jordan
                                     Title:  Secretary

Dated: May 16, 2001